UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 22, 2006
__________________

MAXUS TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-26337	82-0514605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 California Circle
Milpitas, California 95035
(Address of principal executive offices, including zip code)

(408) 956-8888 x 339
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
 18300 Sutter Blvd.
Morgan Hill, California 95037
(408) 782-2005

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. (d) Election of Directors; Appointment of Principal Officers.

On December 7, 2006, shareholders of Maxus Technology Corporation (the “Company”), comprising approximately 62% of the issued and outstanding shares of the Company’s common stock, executed a written consent electing Martin Nielson, Gary Powers, and Paul Goodman as members of the Company’s Board of Directors. Such election was ratified at a meeting of the Board of Directors held on December 18, 2006. In addition, at the meeting held on December 18, 2006, the Board of Directors appointed Martin Nielson as Chairman of Board and President of the Company, and appointed Gary Powers as Secretary of the Company.

The Company also has also moved its principle executive offices to 1600 California Circle, Milpitas, CA 95035.

The biographies of the new directors and officers are as follows:

Paul Goodman is a partner in the New York City law firm of Cyruli Shanks and Zizmor and concentrates on the representation of Internet and New Media clients handling a wide range of corporate and financing transactions including venture capital, angel round investing and mergers and acquisition. Over the last two years he has advised New Media companies on over two dozen financings and mergers. He is also on the Board of Directors of SecureLogic Corp. (OTCBB: SLGI), which develops and markets systems that manage the movement of people and baggage through airports. SecureLogic's systems integrate unique security methodologies with state-of-the-art screening and baggage handling technologies, providing a comprehensive baggage screening and passenger screening security solution. Mr. Goodman received his law degree from the City University of New York and also holds a Bachelors and Masters Degree in Computer Science. He was formerly a faculty member of the Queens College Computer Science Department and is the author of five books on programming.

Gary Powers, a mechanical engineer by education, is co-founder and President of e-Cycle Solutions of Alberta, Canada, and a leader in processing e-waste and asset recovery.  At e-Cycle, Mr. Powers oversaw the design of one of Canada's few automated processing facilities for the handling of e-waste. Mr. Powers is also on the board of directors of and is a Vice President of Global Electronics Recovery, Inc., a California based asset recovery and e-waste recycling company. He is a significant shareholder of Maxus both directly, and through another company he controls, 1183230 Alberta Ltd. Mr. Powers was previously chief operating officer of the Company and an executive with Maxus Technology, Ltd., which was acquired by Medinex Systems, the previous name of the Company, in a reverse merger.

Martin Nielson is the Chairman and CEO of Global Electronics Recovery, Inc. a California based asset recovery and e-waste recycling company. He is also a director of Innova Robotics and Automation, Inc., a Fort Myers, FL based technology firm (OTBCC:INRA) where he was also previously chairman and CEO; a founder and chairman of AltosBanCorp, Inc., a mergers and acquisitions firm; and a partner in Altos-Blumberg Partners LLC an electronics industry consulting firm. He was previously a director and officer of Advanced Communications Technologies, Inc. (OTCBB:ADVC), a New York City based firm in the electronics reverse logistics field, and held various executive and board positions with subsidiaries of that company. During his 30 year career, Mr. Nielson has also held numerous executive positions with notable firms such as the Gap and Businessland, both of the San Francisco Bay Area, and has been an advisor to large publicly traded firms including Corporate Express, in the Denver area, and Nurdin & Peacock in London. Mr. Nielson did his undergraduate studies at San Jose State University and his graduate studies at San Francisco State University’s graduate school of business.

Gary Powers, a mechanical engineer by education, is co-founder and President of e-Cycle Solutions of Alberta, Canada, and a leader in processing e-waste and asset recovery.  At e-Cycle, Gary oversaw the design of one of Canada's few automated processing facilities for the handling of e-waste. Mr. Powers is also on the board of directors of and is a Vice President of Global Electronics Recovery, Inc., a California based asset recovery and e-waste recycling company. He is a significant shareholder of Maxus both directly, and through another company he controls, 1183230 Alberta Ltd. Mr. Powers was previously chief operating officer of the Company and an executive with Maxus Technology, Ltd., which was acquired by Medinex Systems, the previous name of the Company, in a reverse merger.

Paul Goodman is a partner in the New York City law firm of Cyruli Shanks & Zizmor, LLP and concentrates on the representation of small cap public companies, Internet and New Media clients handling a wide range of corporate and financing transactions including venture capital and mergers and acquisition. He is also on the Board of Directors of SecureLogic Corp. (OTCBB: SLGI), which develops and markets systems that manage the movement of people and baggage through airports. SecureLogic's systems integrate unique security methodologies with state-of-the-art screening and baggage handling technologies, providing a comprehensive baggage screening and passenger screening security solution. Mr. Goodman received his law degree from the City University of New York and also holds a Bachelors and Masters Degree in Computer Science. He was formerly a faculty member of the Queens College Computer Science Department and is the author of five books on programming.

A copy of the press release announcing these appointments is attached hereto.

FORWARD LOOKING STATEMENTS

This Form 8-K may contain statements that are forward-looking in nature. These statements are subject to risks and uncertainties that may cause actual results to differ materially from those stated in this Form 8-K.  Factors that might affect actual outcomes include, but are not limited to, our ability to attract third party debt financing or funding from investors interested in our company. For a more detailed discussion of these and associated risks, see Maxus’ most recent documents filed with the Securities and Exchange Commission. All forward-looking statements included in this release are based upon information available to Maxus as of the date of the release, and we assume no obligation to update any such forward-looking statement.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Description

99.2	Press Release dated December 22, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXUS TECHNOLOGY CORPORATION

By:	/s/ Martin Nielson
Martin Nielson Chief Executive Officer

Date: December 22, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.2	Press Release dated December 22, 2006